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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 3, 2000


                             PETROQUEST ENERGY, INC.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                            (State of incorporation)


         1-9020                                                  98-0115468
(Commission File Number)                                        (IRS Employer
                                                             Identification No.)


       400 E. Kaliste Saloom Road, Suite 3000, Lafayette, Louisiana 70508
              (Address of Registrant's principal executive offices)



        Registrant's telephone number, including area code (337) 232-7028



                                 Not Applicable
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

LAFAYETTE, LA. - April 7, 2000 - PetroQuest Energy, Inc. (Nasdaq: PQUE, TSE:
PQU) (the "Company") today announced that E. Wayne Nordberg and Jay B. Langner were appointed to the Company's board of directors, effective April 3, 2000.

E. Wayne Nordberg, 61, has served as vice chairman of the board of KBW Asset Management, Inc. since 1998. KBW Asset Management is an affiliate of Keefe, Bruyette, & Woods, Inc., a registered investment advisor offering investment management services to institutions and high net worth individuals. From 1988 to 1998, Mr. Nordberg served in various capacities for Lord, Abbet & Co., a mutual fund company, including partner and director of their family of funds. He is a member of the Financial Analysts Federation and The New York Society of Security Analysts. Mr. Nordberg received a Bachelor of Arts in Economics from Lafayette College, Easton, Pennsylvania, where he is a Trustee Emeritus.

Jay B. Langner, 70, has served as honorary chairman of Hudson General Corporation, an aviation services company, since April of 1999. From 1961 to 1999, Mr. Langner served in various capacities for Hudson General, including chairman and chief executive officer. He serves as chairman of the board of Montefiore Medical Center and is a member of the board of directors of Orpheus Chamber Orchestra and Gregorian University Foundation. Mr. Langner received a Bachelor of Science in Economics from the Wharton School of the University of Pennsylvania.

In connection with their election to the Company's board of directors, Messrs. Nordberg and Langner were granted options to purchase 50,000 shares of the Company's common stock each at an exercise price of $1.81 per share and entered into indemnification agreements with the Company. In addition, Messrs. Nordberg and Langner are named as "Selling Stockholders" in the Company's resale Registration Statement No. 333-89961, which was declared effective by the Securities and Exchange Commission on February 3, 2000. Finally, Mr. Langner holds an ownership interest in CRM Exploration, LLC, an affiliate of Cramer Rosenthal McGlynn, LLC, a beneficial owner of more than five percent of the Company's common stock. CRM Exploration has entered into a participation agreement with the Company to participate in certain of the Company's energy exploration programs.

The foregoing includes certain statements that may be deemed to be "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in the foregoing that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future, including drilling of wells, reserve estimates, future production of oil and gas, future cash flows and other such matters are forward-looking statements. Such forward-looking statements are


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subject to certain risks, uncertainties and other factors which could cause actual results to differ materially from those currently anticipated. These factors include, without limitation, uncertainties inherent in estimating proven oil and gas reserves, future rates of production and timing of development expenditures, results of exploratory and developmental drilling, operating hazards attendant to the oil and gas business, the successful identification, acquisition and development of properties, and changes in the price received for oil and gas which may effect results of operation and cash flows. Readers are cautioned that any such statements are not guarantees of future performance and the Company can give no assurance that actual results or developments will not differ materially from those projected in the forward-looking statements.

ITEM 7. FINANCIAL STATEMENT AND EXHIBITS

a.   Financial Statement of Business Acquired

     None.

b.   Pro Forma Financial Information

     None.

c.   Exhibits

     10.1 Indemnification Agreement dated April 3, 2000, between PetroQuest Energy, Inc. and E. Wayne Nordberg.

     10.2 Indemnification Agreement dated April 3, 2000, between PetroQuest Energy, Inc. and Jay B. Langner.

     10.3 Indemnification Agreement dated April 3, 2000, between PetroQuest Energy, Inc. and Francisco A. Garcia.

     10.4 Indemnification Agreement dated April 3, 2000, between PetroQuest Energy, Inc. and William W. Rucks, IV.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 19, 2000                    PETROQUEST ENERGY, INC.


                                         By: /s/ Robert R. Brooksher
                                            ------------------------------------
                                         Robert R. Brooksher
                                         Chief Financial Officer and Secretary


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                                INDEX OF EXHIBITS


Exhibit Number         Description
--------------         -----------
        10.1           Indemnification Agreement dated April 3, 2000, between PetroQuest
                       Energy, Inc. and E. Wayne Nordberg.

        10.2           Indemnification Agreement dated April 3, 2000, between PetroQuest
                       Energy, Inc. and Jay B. Langner.

        10.3           Indemnification Agreement dated April 3, 2000, between PetroQuest
                       Energy, Inc. and Francisco A. Garcia.

        10.4           Indemnification Agreement dated April 3, 2000, between PetroQuest
                       Energy, Inc. and William W. Rucks, IV.